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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72600) of Aviall, Inc. of our report dated June 19, 1998 appearing on page 4 of the Annual Report on Form 11-K of the Aviall, Inc. Employee Savings Plan for the year ended December 31, 1997.




PRICE WATERHOUSE LLP
Dallas, Texas
June 26, 1998


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